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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report  (Date of earliest event reported)          June 4, 2001
                                                 ------------------------------

                            SCC Communications Corp.
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               (Exact name of Registrant as specified in charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

               000-29678                                  84-0796285
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       (Commission File Number)               (IRS Employee Identification No.)

         6285 Lookout Road, Boulder, Colorado                      80301
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       (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code         (303) 581-5600
                                                   ----------------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

         On May 25, 2001, the Board of Directors of the Registrant approved the merger of its wholly owned subsidiary, Intrado Inc. (a Delaware corporation), with and into the Registrant (the "Merger") and the change of the Registrant's corporate name to Intrado Inc. On June 4, 2001, the Registrant filed a Certificate of Ownership and Merger with respect to the Merger with the office of the Secretary of State of the State of Delaware, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K, thereby effecting the name change.

         On June 4, 2001, the Company issued a news release relating to the change of the Registrant's corporate name. The full text of the Registrant's news release is filed as Exhibit 20.1 to this Current Report on Form 8-K and is incorporated herein by reference.

         Commencing on Monday, June 11, 2001, the Registrant's common stock, which is currently trading on the Nasdaq National Market under the symbol "SCCX," will be traded under the new symbol "TRDO."

         This Current Report on Form 8-K will be the Registrant's last filing with the Securities and Exchange Commission ("SEC") under the name SCC Communications Corp. Future SEC filings will be made under the name Intrado Inc.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         List below the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report.

         (a)      Financial Statements of Businesses Acquired:

                           Not required.

         (b)      Pro Forma Financial Information:

                           Not required.

         (c)      Exhibits:


          Exhibit Number                        Description
         --------------------    ----------------------------------------------

                2.1              Certificate of Ownership and Merger merging
                                 Intrado Inc. into SCC Communications Corp., as filed with the Secretary of State of Delaware on June 4, 2001.
                4.1              Specimen Certificate for Shares of the
                                 Registrant's Common Stock, $.001 par value.
               20.1              News Release dated June 4, 2001.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SCC Communications Corp.
                             --------------------------------------------------
                                               (Registrant)

   Date: June 4, 2001        By:   /s/ Michael D. Dingman, Jr.
                                -----------------------------------------------
                                   Michael D. Dingman, Jr.
                                   Chief Financial Officer